UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2007

Harley-Davidson Customer Funding Corp.

(Sponsor and Depositor)

Harley-Davidson Motorcycle Trust 2007-2

(Issuing Entity)

Delaware	333-124935-06	51-6584385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware	19890-0001
(Address of principal executive offices)	(Zip Code)

(302) 651-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

The registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Class A-1 Motorcycle Contract Backed Notes, Class A-2 Motorcycle Contract Backed Notes, Class A-3 Motorcycle Contract Backed Notes, Class A-4 Motorcycle Contract Backed Notes, Class B Motorcycle Contract Backed Notes, and Class C Motorcycle Contract Backed Notes by Harley-Davidson Motorcycle Trust 2007-2, as described in the final Prospectus Supplement dated May 15, 2007.

Item 9.01.                                          Financial Statements and Exhibits

  (a)         Financial Statements:     None

  (b)         Pro Forma Financial Information:     None

  (c)         Not applicable

  (d)         Exhibits:

Exhibit No.	Document
Exhibit 5.1	Opinion of Winston & Strawn LLP, dated as of May 16, 2007, as to legality.
Exhibit 8.1	Opinion of Winston & Strawn LLP, dated as of May 16, 2007, as to certain tax matters.
Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON MOTORCYCLE TRUST 2007-2

By:	Harley-Davidson Credit Corp.,
as Administrator

By:	/s/ Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer

May 16, 2007

EXHIBIT INDEX

Exhibit No.	Document
Exhibit 5.1	Opinion of Winston & Strawn LLP, dated as of May 16, 2007, as to legality.
Exhibit 8.1	Opinion of Winston & Strawn LLP, dated as of May 16, 2007, as to certain tax matters.
Exhibit 23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)